LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JUNE 29, 2018 TO THE SUMMARY

PROSPECTUS, PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION EACH DATED SEPTEMBER 30, 2017, OF

MARTIN CURRIE INTERNATIONAL UNCONSTRAINED EQUITY FUND (THE “FUND”)

1a.	Effective June 29, 2018, the section titled “Management — Portfolio managers” in the fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio managers: Zehrid Osmani has been the fund’s portfolio manager since June 2018. Ken Hughes has been the fund’s portfolio manager since inception.

1b.	Effective June 29, 2018, the first three paragraphs in the section titled “More on fund management — Portfolio managers” in the fund’s Prospectus are deleted in their entirety and replaced with the following:

Zehrid Osmani and Ken Hughes are the fund’s Portfolio Managers and each is responsible for the day-to-day management of the fund.

Zehrid Osmani is head of Martin Currie’s global/international long-term unconstrained team. He joined Martin Currie in May 2018 and has over 20 years’ investment management experience. Prior to joining Martin Currie, Zehrid worked at BlackRock where, during his ten years at the company, he played a key part in building their European equity franchise. He held a number of senior roles there, including Head of European Research, with responsibility for a 23-strong team of analysts. Prior to this, Zehrid managed equity portfolios at Scottish Widows Investment Partnership, and was a specialist sector analyst at Commerzbank Securities, UBS Warburg and Credit Lyonnais.

Ken Hughes is a portfolio manager in Martin Currie’s global long-term unconstrained team. He joined Martin Currie in 2004, initially researching and recommending stocks in the industrials sector. In 2010, he took over responsibility for materials and energy research at Martin Currie, drawing on the sell-side experience he gained earlier in his career as a materials analyst at Credit Lyonnais Securities. Ken is fluent in French. He is a CFA charterholder. Ken has an MA (Hons) in economics from the University of Aberdeen and an MA in European economic studies from the College of Europe, Bruges.

1c.	Effective June 29, 2018, the section of the fund’s Statement of Additional Information titled “Manager and Subadvisers — Portfolio Managers” is deleted in its entirety and replaced with the following:

Zehrid Osmani and Ken Hughes are the fund’s portfolio managers.

1d.	Effective June 29, 2018, the following replaces the table in the section of the fund’s Statement of Additional Information titled “Manager and Subadvisers — Other Accounts Managed by the Portfolio Managers”:

As of April 30, 2018:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance Based ($ millions)
Zehrid Osmani*	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Ken Hughes	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	2	235.9	0	0

*	The information in this table relating to Mr. Osmani does not reflect additional accounts (including the fund) for which he joined the portfolio management team on June 29, 2018.

1e.	Effective June 29, 2018, the last paragraph of the section of the fund’s Statement of Additional Information titled “Manager and Subadvisers — Other Accounts Managed by the Portfolio Managers” is deleted in its entirety and replaced with the following:

As of April 30, 2018, Zehrid Osmani and Ken Hughes did not own shares of the fund. It is not tax efficient for the portfolio managers, as residents of the United Kingdom, to invest in the fund.

Please retain this supplement for future reference.

MCXX459109

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